ASSIGNMENT AND ASSUMPTION OF LEASE AND ASSIGNMENT OF GUARANTY OF
                              LEASE


     THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND ASSIGNMENT OF GUARANTY OF LEASE (this "ASSIGNMENT") is made and entered into as of the 5th day of November, 2002,but made effective the 7th day of November, 2002 by and between McKNIGHT ROAD DEVELOPMENT, LLC, a New York limited liability company ("ASSIGNOR"), and AEI PRIVATE NET LEASE MILLENNIUM FUND LIMITED PARTNERSHIP, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XVIII, Inc., a Minnesota corporation and AEI INCOME & GROWTH FUND 24 LLC, a Delaware limited liability corporation whose corporate managing member is AEI Fund Management XXI, Inc., a Minnesota Corporation ( "ASSIGNEE").

                            RECITALS:

      A. Assignor and Assignee are parties to that certain Purchase and Sale Agreement dated October 1, 2002 as it may have been amended (the "AGREEMENT"), pursuant to which Assignee is acquiring from Assignor the real property and improvements, located on property more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference.

     B. Pursuant to the terms of the Agreement, Assignor desires to sell, assign, convey, transfer and set over to Assignee and Assignee desires to assume all of Assignor's interest in that certain Lease dated February 4, 2002, as amended on March 27, 2002 (the "LEASE"), by and between Assignor and Sterling Inc. (the "TENANT"), including all rents prepaid for any period subsequent to the date of this Assignment, and in that certain Guaranty of Lease dated February 6, 2002 (the "Guaranty") given by Sterling Jewelers, Inc. (the "Guarantor") subject to the terms and conditions set forth below.

     C. Assignor is the Landlord under the Lease with full right and title to assign the Lease, the Rent, and the Guaranty to Assignee as provided herein. The Lease and the Guaranty are in full force and effect and have not been modified or amended. So far as is known to Assignor, there is no default by Tenant under the Lease and no Rent has been waived, anticipated, discounted, compromised or released.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Assignor and Assignee hereby agree as follows:

      1 Assignor hereby irrevocably and unconditionally sells, assigns, conveys, transfers and sets over unto Assignee, its heirs, successors and assigns as of the date hereof (the "EFFECTIVE DATE"), all of Assignor's right, title and interest in, to and under: (i) the Lease, and (ii) any and all rents prepaid as of the Effective Date, held by Assignor in connection with the Lease (the "RENT"), and (iii) the Guaranty.

     2. Assignee hereby assumes and shall be liable for any and all liabilities, claims, obligations, losses and expenses, including reasonable attorneys' fees arising in connection with the Lease which are actually incurred, and which arise by virtue of acts or omissions occurring thereunder, on or after the Effective Date. Assignor shall indemnify and hold Assignee harmless from any and all liabilities, claims, obligations, losses and expenses, including reasonable attorneys' fees arising in connection with the Lease which are actually incurred, and which arise by virtue of acts or omissions occurring thereunder, prior to the Effective Date. Assignee shall indemnify and hold Assignor harmless from any and all liabilities, claims, obligations, loss and expenses, including reasonable attorneys fees, arising in connection with the Lease or as a result of Assignee's failure to fulfill the landlord's duties and obligations accruing under the Lease on or after the Effective Date. Assignee shall be entitled to receive all income arising from the Lease from and after said Effective Date. Assignor shall be entitled to receive all income accruing from the Lease prior to the Effective Date.

                     3.                          Assignor   shall
direct the tenant and any successor tenant under the Lease to pay to Assignee the Rent and all other monetary obligations due or to become due under the Lease for the period beginning on the Effective Date.

     4. This Assignment shall be governed by and construed in accordance with the laws of the state in which the Property is located.

     5. All rights and obligations of Assignee and Assignor hereunder shall be binding upon and inure to the benefit of Assignor, Assignee and the heirs, successors and assigns of each such party.

      6. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

      7. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.






             [Signatures are on the following page]

     IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment effective as of the day and year first above written.


          ASSIGNOR:      McKNIGHT ROAD DEVELOPMENT, LLC
                         A New York limited liability company

                         By:  Westlake Holding, Inc.,
                         Its:  Sole member, a New York corporation

                         By:  /s/ Joseph P Kane
                                  Joseph P. Kane,  President


          ASSIGNEE:      AEI PRIVATE NET LEASE MILLENNIUM FUND
                         LIMITED PARTNERSHIP, a Minnesota limited partnership

                         By:  AEI Fund Management XVIII,
                              Inc., a Minnesota corporation
                         Its: General Partner
                         By:  /s/ Robert P Johnson
                                  Robert P. Johnson, President


                         AEI INCOME & GROWTH FUND 24 LLC, a Delaware limited liability corporation

                         By:  AEI Fund Management XXI, Inc.,
                              a Minnesota corporation
                         Its: Managing Member
                         By:  /s/ Robert P Johnson
                                  Robert P. Johnson, President


STATE OF NEW YORK                            )

) ss.
COUNTY OF Onondaga )

            The  forgoing instrument was acknowledged  before  me
this   5th day of November, 2002, by Joseph P. Kane, as President
of   Westlake  Holding,  Inc.,  sole  member  of  McKNIGHT   ROAD
DEVELOPMENT, LLC.

             WITNESS my hand and official seal.   [notary seal]

              My commission expires March 7, 2006

                                    /s/ Stephen G Etoll

Notary Public


[Notarial Seal]

STATE OF MINNESOTA              )

                                ) ss.
CITY/COUNTY OF RAMSEY           )

            The  forgoing instrument was acknowledged  before  me
this   5th  day  of  November, 2002, by  Robert  P.  Johnson,  as
President  of  AEI Fund Management XVIII, Inc, corporate  general
partner  of  AEI   PRIVATE  NET  LEASE  MILLENNIUM  FUND  LIMITED
PARTNERSHIP,                on behalf of said limited partnership.

             WITNESS my hand and official seal.

                                  /s/ Michael B Daugherty

Notary Public

                                                   [Notarial Seal]

STATE OF MINNESOTA              )

                                ) ss.
CITY/COUNTY OF RAMSEY           )

            The forgoing instrument was acknowledged before me this 5th day of November, 2002, by Robert P. Johnson, as
President of AEI Fund Management XXI, Inc, managing member of AEI
Income & Growth Fund 24 LLC.

             WITNESS my hand and official seal.
                                       /s/ Michael B Daugherty

Notary Public


[Notarial Seal]




        EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASE

                    DESCRIPTION OF PROPERTY



All that certain parcel of land situate in the Township of Ross, County of Allegheny and Commonwealth of Pennsylvania, being all of Lot No.1 in Theresa Donnermeyer Plan of record in the Recorder's Office of Allegheny County in Plan Book Volume 200, pages 104 and 105.

Being designated as Block 431-B, Lot 17 in the Deed Registry Office of Allegheny County, Pennsylvania.

01/31/02



                                                    Store No. 419
                                                    7381 McKnight Road
                                               Ross Township, Pennsylvania







                                      LEASE

                                     BETWEEN

                         MCKNIGHT ROAD DEVELOPMENT, LLC

                      a New York limited liability company

                                       AND

                                 STERLING INC.,
                               an Ohio corporation


                             Dated: February 4, 2002










01/31/01


                                      LEASE

     In consideration of the rents and covenants set forth below, Landlord (as hereinafter defined) hereby leases to Tenant (as hereinafter defined), and Tenant hereby leases from Landlord, the Premises (as hereinafter defined), upon the following terms and conditions:

                                      ARTICLE 1
                             FUNDAMENTAL LEASE PROVISIONS

     The provisions in this Article shall be referred to in this Lease as the "Fundamental Lease Provisions."

     1.1 EXHIBITS TO LEASE. The following exhibits are attached to and made a part of this Lease, and are incorporated herein by reference:

          EXHIBIT "A". The description of the Premises.

          EXHIBIT "B". The site plan showing the location of the Premises and the Building and other improvements to the Premises, parking areas, driveways and common area, and containing other general information relative to the development of the Premises Site (the "Site Plan"). Landlord and Tenant acknowledge that three (3) different versions of the Site Plan are attached hereto and are acceptable to both Landlord and Tenant. Upon determination of which of the attached three versions is the final Site Plan, Landlord and Tenant agree to execute an amendment to this Lease verifying and confirming the Site Plan to be used for this Lease.

          EXHIBIT   "C".   The   list   of  Tenant's  prototypical  Plans  and
     Specifications prepared and provided by Tenant and approved by Landlord, wherein are detailed Landlord's Work (as hereinafter defined) in the Premises.

          EXHIBIT "C-1 ". The list of items which comprise Tenant's Work (as hereinafter defined).

          EXHIBIT "D". The plans and specifications prepared and provided by Tenant and approved by Landlord, wherein are detailed Tenant's exterior sign(s).

          EXHIBIT "E". The Premises Cost.

          EXHIBIT "F". Tenant's Trade Fixtures which shall remain the personal property of Tenant and which Tenant may remove upon expiration or termination of this Lease.

          EXHIBIT "G". The existing exclusives for which the Premises may not be used.

          EXHIBIT "H".The form of Guaranty of Lease to be executed by Sterling Jewelers Inc.

01/31/02




     1.2 DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Lease shall have the meanings listed in the Fundamental Lease Provisions.

Building:           shall  mean  the building containing approximately 5,856
                    square  feet  of  floor  area and all improvements thereto
                    (including Tenant's Work) to be constructed on the Premises and as identified on ~EXHIBIT "B" attached hereto.

Commencement Date:  shall  mean  the  earlier  of thirty (30) days after the
                    Delivery Date or the day that Tenant opens for and conducts business in the Premises.

Construction Period:shall  mean that period commencing on the date of execution of this Lease and ending on October 3, 2002.

Delivery Date:      shall mean the date that Landlord delivers the Premises to
                    Tenant with Landlord's Work fully complete (excepting the Punchlist Items (as hereinafter defined).

Fixed Monthly Rent: 12%  of  the  Premises  Cost (as detailed on EXHIBIT "E")
                    divided  by  twelve,  subject to proration as provided in
                    Section 2.3, which for Lease Years 1-5 shall be Twenty-seven Thousand Eight Hundred Ten and 76/100 Dollars ($27,810.76) per month ($333,729.12 per annum).

Force Majeure:      shall mean the occurrence of one of the below listed events which prevents, delays or hinders the performance of any act required hereunder (other than the payment of money):
                    strikes, lockouts, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or any other reason of a like nature not the fault of the party delayed in performing work or doing any act required under the terms of this Lease.

Gross Leasable Area:shall mean the number of square feet of the Building.

Increase Date:      fifth (5th) anniversary of the Commencement Date, and every five (5) years thereafter, including Renewal Terms.
01/31/02


Increase Percentage:ten percent (10%).

Initial Term:       twenty  (20)  Lease Years, plus any Partial Lease Years,
                    commencing on the Commencement Date.

Landlord:           McKnight Road Development, LLC
                    c/o Westlake Development, LLC
                    753 James Street, Suite B-i
                    Syracuse, New York 13203
                    Fax:(315) 471-6436

                    With copies to:

                    Shulman Curtm Grundner & Regan, P.C.
                    250 S. Clinton Street, Suite 502
                    Syracuse, New York 13202
                    Attn:    Stephen G. Etoll, Esq.
                    FAX:(315) 424-8205

Landlord's Work:    shall mean the work to be performed by or at the  direction of Landlord in constructing the Premises, the Building and related improvements, as more particularly specified in
                    Article 15 below and EXHIBIT "C".

Lease Year:         shall  mean  a  period  of twelve (12) consecutive calendar months during the Term, the first of which shall begin on the first day of February next following the Commencement
                    Date, (unless the Commencement Date shall be the first day of February, in which event the first Lease Year shall begin on the Commencement Date) and ending on the following
                    January 31.

Partial Lease Year: shall mean the period, if any, of fewer than  twelve  (12)
                    consecutive calendar months between the Commencement Date and the first day of the first Lease Year, and the period, if any, of less than twelve (12) consecutive calendar months between the last day of the last Lease Year and the expiration of the Lease Term.

Permitting Period:  shall mean the period commencing on the date of this Lease and ending on June 2, 2002.
01/31/02





Proposed Use:       shall  mean  the  display  and sale,  at retail, of gold,
                    silver, diamonds, colored gemstones and other fine jewelry, watches, and clocks, crystal, porcelain, and related items normally sold in Tenant's other stores and, as incidental thereto, the repair and/or appraisal of the same.

Plans and Specifications:shall mean the prototypical plans and  specifications for the construction of the Premises which were previously delivered to and approved by Landlord, a list of which is set forth on attached EXHIBIT "C", as the same may be modified only by written agreement by and between Landlord and Tenant.

Premises:           that  certain real property more particularly described in
                    Exhibit A" together with all improvements thereon, located at 7381 McKnight Road in Ross Township, Pennsylvania.

Premises Cost:      shall mean the agreed upon cost to perform Landlord's Work, which cost is computed on EXHIBIT "E" attached hereto and made a part hereof.

Premises Site:      shall mean the land described on EXHIBIT A.

Public Entity:      shall mean the Federal, State, County, municipal  or other governmental unit however denominated, and any agency, division, department or public official thereof, now or hereafter having jurisdiction, in any respect, over the Premises.

Punchlist Items:    shall mean such minor, incomplete items of Landlord's Work
                    which do not  materially  deviate  from  the  Plans   and
                    Specifications or materially interfere with Tenant's ability to open or operate the Premises.

Option to Purchase
Agreement:          shall  mean  that  certain  agreement  between  Retail
                    Development Network, Inc. and Landlord entered into on or about October 1, 2001 whereby Landlord has the right to exercise an option to purchase the Premises.

Renewal Terms:      four (4) additional terms of five (5) year(s) each.

01/31/02


Sign Drawings:      shall   mean  the  plans  and  specifications for Tenant's
                    exterior sign(s) on the Premises, in the form  of  EXHIBIT
                    "D", as the same may be modified only by written agreement by and between Landlord and Tenant.

Tenant:             Sterling Inc.
                    375 Ghent Road
                    Akron, Ohio 44333
                    Attn:    Real Estate Department
                    FAX:(330) 668-5050

                    With copies to:

                    Brouse McDowell LPA
                    1001 Lakeside Avenue, Suite 1600
                    Cleveland, Ohio 44114
                    Attn:    David A. Lum, Esq.
                    FAX:(216)830-6807

Tenant's Work:      shall mean the work to be performed by or at the  direction of Tenant in fixturing the Premises as more specifically identified on EXHIBIT "C-1", attached hereto.

Tenant's Trade Fixtures: those items listed on attached EXHIBIT "F", which are and shall remain the personal property of Tenant.



ARTICLE 2
TERM AND RENT

     2.1 TERM. The Initial Term of this Lease shall be as set forth in the Fundamental Lease Provisions. Provided Tenant is not then in default under this Lease, Tenant shall have the option to extend the Initial Term by the number of successive Renewal Terms described in the Fundamental Lease Provisions bygiving Landlord written notice of its election to extend the term of this Leasefor the succeeding Renewal Term not less than one hundred eighty (180) days priorto the expiration of the Initial Term or the then-running Renewal Term, as thecase may be. Excepting the amount of the Fixed Monthly Rent, as adjusted, the terms and conditions of this Lease shall apply during each Renewal Term. The InitialTerm, as it may be extended by one or more Renewal Terms, shall be hereinafter referred to as the "LEASE TERM."

     2.2 Intentionally Omitted.





 01/31/02



     2.3 FIXED MONTHLY RENT. For the use and occupancy of the Premises, Tenant shall pay Landlord the Fixed Monthly Rent, in advance, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter during the Lease Term, without any offset or deduction except as specifically provided for herein. The Fixed Monthly Rent payable under this Lease shall increase by the Increase Percentage on each Increase Date. Should the Lease Term commence on a day other than the first day of a calendar month, then the rental for such first fractional month shall be computed on a daily basis for the period from the Commencement Date to the end of such calendar month at an amount equal to 1/30th of the Fixed Monthly Rent for each day. Should the Lease Term end on a day other than the last day of a calendar month, then the rental for such fractional month shall be computed on a daily basis at an amount equal to 1/30th of the Fixed Monthly Rent for each day. Tenant shall pay Landlord the Fixed Monthly Rent in lawful money of the United States at the address for Landlord set forth in the Fundamental Lease Provisions, or to such other persons or at such other places as Landlord may designate in writing to Tenant. Landlord and Tenant acknowledge that the Premises Cost computation on EXHIBIT "E" is based on Landlord's review of the prototypical Plans and Specifications. Within thirty (30) days after receipt of the final Plans and Specifications from Tenant, Landlord shall notify Tenant in writing of any differences between the prototypical Plans and Specifications and the final Plans and Specifications which increase the Premises Cost set forth onattached EXHIBIT "E", together with at least three (3) bids which support such increase. Within fifteen (15) days after receipt of such notice from Landlord, Tenant shall have the right to object to Landlord's proposed increase by providing written notice to Landlord, including a bid to support Tenant's objection. Landlord and Tenant shall thereafter cooperate with each other to resolve such dispute including obtaining an independent bid to resolve such discrepancy if necessary. Upon final resolution of the PremisesCost, but in any event prior to Landlord's commencement of Landlord's Work,Landlord and Tenant shall enter into a Supplemental Lease Agreement prepared by Tenant which modifies and replaces the Premises Cost set forth on EXHIBIT "E". In the event there is no modification of the Premises Cost, or upon execution of a Supplemental Lease Agreement modifying the Premises Cost, Landlord and Tenant agree that the Premises Cost shall be deemed to be final and not subject to any further adjustment, and that Tenant shall not be responsible for any other costs associated with Landlord's Work except for change orders which have been initiated, requested and approved by Tenant.

     2.4 ADDITIONAL RENT. In addition to the Fixed Monthly Rent, as increased, Tenant shall pay to the parties respectively entitled thereto all Additional Rent, including, but not limited to, insurance premiums, Taxes (as defined in Article 4), and any other charges, costs and expenses which arise or may be contemplated under any provision of this Lease during the Lease Term (collectively, the "ADDITIONAL RENT"). Tenant shall furnish to Landlord, promptly after payment of any Taxes or insurance premiums, and, with respect to any other Additional Rent, promptly upon request of Landlord, official receipts or other satisfactory proof evidencing payment of such Additional Rent.

     2.5 INTEREST AND LATE CHARGE. If during the Lease Term, Tenant fails to pay the full amount of any Fixed Monthly Rent or Additional Rent within seven
(7) days after receipt of





                                        6
 01/31/02


writtennotice from Landlord that the same is due and payable, then Tenant shall pay to Landlord (a) interest at the monthly rate of one percent (1%) per month on the unpaid amount from and after the date on which any such sum shall be due and payable ("Interest"); and (b) a late charge of fifty dollars ($50.00) to cover the extra expense involved in handling such delinquency ("Late Charge"). In the event Landlord has issued one (1) such notice to Tenant withinany Lease Year, Interest and a Late Charge shall automatically accrue on anyFixed Monthly Rent or Additional Rent which Tenant fails to pay when due during such Lease Year without Landlord being required to issue any further notices during such Lease Year.Any payment to be made by Tenant under this Lease shall be deemed to have been paid upon the date that it is received by Landlord. The provision for Interest and a Late Charge as set forth herein shall not be deemed to grant Tenant any grace period or extension of time or prevent Landlord fromexercising any of its other rights under this Lease.

     2.6 NET LEASE. This Lease is what is commonly called a "triple netlease," it being understood that Landlord shall receive the Fixed Monthly Rentfree and clear of any and all Taxes, other Additional Rent, liens, charges,liabilities or expenses of any nature whatsoever incurred in connection with the ownership and operation of the Premises.



                                    ARTICLE 3
                               USE OF THE PREMISES

     3.1 USE OF THE PREMISES. Tenant shall use the Premises for the Proposed Use or any other lawful purpose as long as such use does not diminish the value of the Premises or violate any existing exclusive uses then in effect with respect to the Premises including, but not limited to, the existing exclusive uses set forth on attached EXHIBIT "G"; provided, however, that Landlord shall not grant or consent to any additional exclusive uses other than as setforth on EXHIBIT "G" without Tenant's prior written consent which Tenant shall not unreasonably withhold.

     3.2 COMPLIANCE WITH LAW.

     3.2.1 As of the Delivery Date, Tenant shall, at Tenant's sole expense, comply in all respects with all applicable laws, ordinances, orders,rules, or regulations of any governmental authorities and with any directive of anypublic officer which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the use or occupation thereof or signage thereon, including, without limitation, any governmental law or statute, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect relating to the environment, health or safety.

     3.2.2 Tenant shall not use or permit the Premises to be used in any manner which will result in waste, reasonable wear and tear(subject to Tenant's obligations under Section 6.1) and casualty excepted, or the creation of a nuisance, and Tenant shall maintain the Premises free of any objectionable noises, odors, or disturbances.
01/31/02


     3.3 TENANT'S ENVIRONMENTAL COMPLIANCE. Excepting acts or omissions of Landlord orits employees, contractors or agents, for which Tenant shall have no liabilities, Tenant acknowledges and agrees to the following:

     3.3.1 Tenant shall, at its sole cost and expense at all times during the Term,comply in all respects with the Environmental Laws (as defined below) in its use and operation of the Premises.

     3.3.2 Tenant shall not use the Premises for the purpose of storing Hazardous Materials (as defined below) except in full compliance with the Environmental Laws and other applicable law, and shall not cause the release of any Hazardous Materials.

     3.3.3 Tenant shall notify Landlord promptly and in reasonable detail in the event that Tenant becomes aware of or suspects (i) the presence of any Hazardous Materials on the Premises (other than any Permitted Hazardous Materials, as defined below), or (ii) a violation of the Environmental Laws on the Premises.

     3.3.4 If Tenant uses or permits the Premises to be used so as to subject Tenant, Landlord or any occupant of the Premises to a claimofviolation of the Environmental Laws (unless contested in good faith by appropriate proceedings),Tenant shall, at its sole cost and expense, immediately cease or cause cessation of such use or operations and shall remedy and fully cure any conditions arising therefrom.

     3.3.5 At its sole cost and expense, Tenant shall (i) immediately pay, when due, the cost of compliance with the Environmental Laws within thePremises required as a result of any acts or omissions of Tenant, or as otherwise required by this Lease, and (ii) keep the Premises free of any liens imposed pursuant to the Environmental Laws. Tenant shall, at all times, use, handle and dispose of any Permitted Hazardous Material in a commercially reasonable manner and in compliance with the Environmental Laws and applicable industrystandards. Tenant shall cooperate with Landlord in any program between Landlord and any governmental entity for proper disposal and/or recovery of any Permitted Hazardous Material.


   3.3.6 Without limiting any other agreement of indemnity by Tenant of Landlord, Tenant hereby agrees to indemnify, save and hold Landlord harmless from and against any and all claims, losses, liabilities, damages, penalties, fines and expenses of whatever kind or nature (including, without limitation, reasonableattorneys' fees and disbursements) arising from, out of or by reason of anyviolation of Tenant's covenants and obligations contained in this Section by Tenant, or out of any violation of the Environmental Laws by Tenant, its owners, employees, agents, or contractors, which indemnity obligation shall survive the expiration or termination of this Lease.

     3.3.7 In the event that Tenant fails to comply with the any of the foregoing requirements of this Section, after the expiration of the cure period permitted under the Environmental Laws, if any, Landlord may, but shall not be obligatedto (i) elect that such failure constitutes a default under this Lease; and/or (ii) take any and all actions, at Tenant's sole cost


 01/31/02

and expense, that Landlord deems necessary or desirable to cure any such noncompliance. Tenant shall reimburse Landlord as Additional Rent for any costs incurredby Landlord in exercising its options under this subsection within five
(5) days after receipt of a bill therefor.

     3.3.8 Landlord acknowledges and covenants that in the event that through no fault of Tenant, Tenant's use, occupancy and enjoyment of the Premises ("Occupancy") shall be materially interfered with by reason of the existence or remediation of any Hazardous Materials for a period of one (1)year or more, then from and after such one (1) year period of interference, a fair and just proportion of the rents and other charges payable hereunder, taking into account the nature of the interference to Tenant's Occupancy, shall be abated until Tenant's Occupancy is no longer so interfered. If Tenant's Occupancy shall be so materially interfered with for a period of one (1) yearor more in the last three (3) years of the Lease Term or any Renewal Term, Tenant shall have the right to terminate this Lease by giving written notice to Landlord of its election to do so, whereupon this Lease shall automatically terminate and end effective as of the date of such notice and neither party shall have any further obligations hereunder. During any time period where Tenant's Occupancy is so interfered, Landlord and Tenant agree to work together and cooperate with one another to rectify and remediate any Hazardous Materials existing on the Premises and to recover any and all costs and expenses from the party responsible for such Hazardous Materials.

     3.3.9 The provisions of this Section shall survive the expiration or termination of the Lease Tenn.

     3.4 LANDLORD'S ENVIRONMENTAL COMPLIANCE. Excepting acts or omissions of Tenant or its employees, invitees, contractors or agents, for which Landlord shall have no liabilities, Landlord acknowledges the following:

     3.4.1     Landlord shall not cause or permit any Hazardous Materials to be
sold,   used,  stored,  brought  upon,  released,  discharged  or  disposed of
(collectively a "Use") in, on, under or about the Premises without in each case obtaining all necessary permits required in connection therewith, and complying with all permit requirements and Environmental Laws, and otherwise taking all appropriate steps and making adequate arrangements to assure that such Use isin the ordinary course of business and will be performed safely, without contamination of the Premises or any portion thereof and fully in compliance with all applicable laws.

     3.4.2 Without limiting any other agreement of indemnity by Landlord of Tenant, Landlord hereby agrees to indemnify, save and hold Tenant harmless from and against any and all claims, losses, liabilities, damages, penalties, fines and expenses of whatever kind or nature (including, without limitation, reasonable attorneys' fees and disbursements) arising from, out of or by reason of any violation of Landlord's covenants and obligations contained in this Section by Landlord, any violation of the Environmental Laws by Landlord, its owners, employees, agents, or contractors, any pre-existing Hazardous Materials, or the release or discharge of Hazardous Materials on the Premises if caused by Landlord, its contractors, agents, employees, or any other person acting under Landlord, which indemnity obligation shall survive the expiration or earlier termination of this Lease.
01/31/02



     3.4.3 The provisions of this Section shall survive the expiration or termination of the Lease Term.

     3.5  ~DEFINITIONS.   Capitalized terms used  in  this  Article  3  and not
otherwise defined herein shall have the following meanings.

          "HAZARDOUS MATERIALS" means any of the following as defined by the Environmental Laws: solid wastes; medical or nuclear waste or materials; toxic or hazardous substances; natural gas, liquefied natural gas or synthetic fuel gas; petroleum products or derivatives, wastes or contaminants (including, without limitation, polychlorinated biphenyls); paint containing lead; urea-formaldehyde foam insulation; asbestos (including, without limitation, fibers and friable asbestos); explosives, and discharges of sewage or effluent.

          "ENVIRONMENTAL LAWS" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including all requirements imposed by any law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, board, or authority, which relate to (i) noise; (ii) pollution or protection of the air, surface water, ground water, or land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; (iv) exposure to Hazardous Materials; or (v) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

          "PERMITTED HAZARDOUS MATERIAL" means any Hazardous Materials which are necessary and commercially reasonable for the provision of any good or service related to the Permitted Uses and which are used, stored and disposed of in compliance with all Environmental Laws.



                                    ARTICLE 4
                               TAXES AND UTILITIES

     4.1 PAYMENT OF TAXES. Tenant shall pay, as Additional Rent, the Taxes(as defined in the following Section) applicable to the Premises during the Lease Term. Landlord shall provide Tenant with copies of any tax bills applicable to the Premises promptly after receipt of such bills. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Tenant shall promptly furnish Landlord with satisfactory evidence that such Taxes have been paid.If any such Taxes paid by Tenant shall cover any period of time prior to, or after the expiration of, the Lease Term, Landlord shall reimburse Tenant to the extent required. If Tenant shall fail to pay any such Taxes, Landlord shall have the right (but not the obligation) to pay the same, in which case Tenant shall repay such amount plus any penalties and interest resulting therefrom to Landlord within five (5) days after receipt of a bill therefor.
 01/31/02



     4.2 DEFINITION OF "TAXES". As used herein, the term "Taxes" shall include:

     4.2.1 any form of real estate tax or assessment, ad valorem tax or gross receipts tax imposed by any authority having the direct or indirect power to tax, including, but not limited to, any town, county, state, or federal government, or any school, agricultural, sanitary, fire, lighting, sewer, street, drainage, or other improvement district thereof, on, against or with respect to the Premises, this Lease, any legalor equitable interest of Landlord or any superior landlord in the Premises, or in the real property of which the Premises are a part, Landlord's right to rent or other income therefrom and Landlord's business of leasing the Premises;

     4.2.2    any tax, fee, levy, assessment, penalty, interest or other charge
(i) in substitution of, partially or totally, any tax, fee, levy, assessment,or charge hereinabove included within this definition of Taxes, or (ii) any tax or increase in any tax which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Premises to Tenant, or (iii)any tax or
increase   in  tax  which  is  imposed  by  reason  of  this  transaction, any modifications or changes hereto, or any transfers hereof; and

     4.2.3 all inspection fees, taxes, bonds, permits, certificates, assessments and sales, use, property or other taxes, fees or tolls of anynature whatsoever (together with any related interest or penalties) now or hereafter imposed against Landlord or Tenant by any federal, state, county or local governmental authority upon or with respect to the Premises,or the use thereof, or upon the possession, leasing, use, operation or other disposition thereof,or upon the rents, receipts or earnings arising therefrom or upon or with respect to this Lease; and

     4.2.4 all taxes assessed against and levied upon trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Premises or elsewhere, which Tenant shall cause to be separately assessed and billed directly to Tenant.

Tenant shall pay when due,or reimburse and indemnify and hold Landlord harmless from and against, any Taxes. Notwithstanding the foregoing, the term "Taxes" shall not include any general income taxes, inheritance taxes, and estate taxes imposed upon Landlord.

     4.3 TENANT'S RIGHT TO CONTEST TAXES.

     4.3.1 Tenant shall have the right, at its sole cost and expense, to contest the amount or validity, in whole or in part,of any Taxes by appropriate proceedings diligently conducted in good faith, but no such contest shall be carried on or maintained by Tenant after the time limit for the payment of any Taxes if such contest would threaten Landlord's interest in the Premises and unless Tenant shall (1) pay the amount involved under protest; (ii) procure and maintain a stay of all proceedings to enforce any collection of any Taxes, together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money, or by such undertaking,as may be required or permitted by law to accomplish such stay; or (iii) deposit with Landlord, as security for the performance by Tenant of its obligations hereunder with respect to such Taxes,120% of such contested amount or such other reasonable security as may be reasonably
01/31/02

demanded by Landlord to insure payment of such contested Taxes and all penalties, interest, costs and expenses which may accrue during the period of the contest. Upon the termination of any such proceedings, Tenant shall pay the amount of such Taxes or part thereof,as finally determined in such proceedings, together with any costs, fees (including all reasonable attorneys' fees and expenses), penalties or other liabilities in connection therewith; provided, however, that if Tenant has deposited cash or cash equivalents with Landlord as security under clause (iii) above, then,so long as no default exists under this Lease, Landlord shall arrange to pay such Taxes (or part thereof) together with the applicable costs, fees and liabilities as described above out of such cash or cash equivalents and return any unused balance,if any, to Tenant. Otherwise, Landlord shall return to Tenant all amounts, if any, held by or on behalf of Landlord which were deposited by Tenant in accordance with such clause (iii).

     4.3.2 Tenant shall have the right, at its cost and expense, to seek a reduction in the valuation of the Premises as assessed for tax purposes and to prosecute any appropriate action or proceeding in connection therewith.Provided Tenant is not in default hereunder,Tenant shall be authorized to retain any tax refund of any tax paid by Tenant.

     4.3.3 Landlord agrees that whenever Landlord's cooperation is required in any proceeding brought by Tenant to contest any tax,Landlord will reasonably cooperate therein, provided same shall not entail any cost,liability or expense to Landlord. Tenant shall pay,indemnify and save Landlord harmless of and from, any and all liabilities, losses, judgments, decrees, costs and expenses (including all reasonable attorneys' fees and expenses) in connection with any such contest and shall, promptly after the final settlement, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, and Tenant shall perform and observe all acts and obligations, the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord to the risk of any civil liability or the risk of any criminal liability, and Tenant shall give such reasonable indemnity or security to Landlord as may reasonably be demanded by Landlord to insure compliance with the foregoing provisions of this Section.

    4.4 PAYMENT OF UTILITIES. Beginning on the Delivery Date, Tenant shall pay to the utility companies or other parties entitled to payment the cost of all water, heat, air conditioning, gas, electricity, telephone, and other utilities and services provided to or for the Premises. If any utility service is interrupted for a period in excess of seventy-two (72) hours due to the negligence or intentional misconduct of Landlord, its agents, contractors or employees, Rent shall abate until such time as such utility service resumes. 01/31/02




                                    ARTICLE 5
                          INSURANCE AND INDEMNIFICATION

    5.1 TENANT'S INSURANCE. From and after taking possession of the Premises, Tenant shall carry and maintain, at its sole cost and expense, the following types and amounts of insurance:


INSURANCE TYPE     AMOUNT OF COVERAGE        RISKS COVERED

Commercial General
Liability           $1,000,000  per  occurrence and    bodily  injury, property
damage
                   $2,000,000 in the aggregate     and contractual liability

Property  Damage     full  replacement value  of  the    "all  risk", including
sprinkler
                   Building and all improvements   damage and flood insurance
                   Located on the Premises

Business  Interruption                        not less than 12  installments of
loss of earnings by at least the
                   Fixed Monthly Rent        perils of fire and lightning,
                                             extended coverage, vandalism,
                                             malicious mischief and
                                             sprinkler leakage

Worker's Compensation                        as required by law


     5.2 POLICY FORM.

     5.2.1   Tenant shall obtain all policies of insurance required by Section
5.1 from insurance companies reasonably acceptable to Landlord which are qualified todo business in the jurisdiction where the Premises are situated and which have an "A" or higher claims paying rating as ascribed by Standard & Poor's rating service. All such policies shall be issued in the names of Landlord and Tenant, and,if requested by Landlord, any mortgagee or beneficiary of Landlord, as additional insureds. In addition, all such policies providing coverage for physical damage shall include loss payee and mortgagee endorsement in favor of Landlord and Landlord's mortgagee or beneficiary, respectively and as applicable. Tenant shall cause copies of such policies of insurance or originally executed certificates thereof to be delivered to Landlord prior to Landlord's execution of this Lease, and not less than thirty (30) days prior to any renewal thereof. As often as any such policy shall expire or terminate, Tenant shall procure and maintain renewal or additional policies with like terms.None of such policies shall contain any co-insurance requirements and all such policies shall provide for written notice to Landlord and any mortgagee or beneficiary of Landlord not less than thirty (30) days prior to any modification, cancellation, lapse, or reduction in the amounts of insurance,and shall further provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or
01/31/02

negligence of Landlord or Tenant which might, absent such provision,result in a forfeiture of all or part of the payment of such loss. All general liability, property damage, and other casualty policies shall be written on an occurrence basis as primary policies, not contributing with or in excess of coverage which Landlord may carry.

     5.2.2 Tenant's obligations to carry the insurance provided for above may be brought within the coverage of an "umbrella" policy or policies of insurance carried and maintained by Tenant; provided, however, that such policy or policies shall (i) have limits of not less than $5,000,000, (ii) name Landlord and any mortgagee or beneficiary of Landlord as additional insureds as their interests may appear, (iii) provide that the coverage afforded Landlord willnot be reduced or diminished by reason of the use of such blanket policies; and (iv) otherwise comply with the provisions of this Article V. Tenant agrees to permit Landlord at all reasonable times to inspect any policies of insurance of Tenant which Tenant has not delivered to Landlord.

     5.3 SUBROGATION-WAIVER. Landlord (for itself and its insurer) hereby waives any rights, including rights of subrogation, and Tenant (for itself and its insurer) hereby waives any rights, including rights of subrogation,each may have against the other on account of any loss or damage occasioned to Landlord or Tenant,as the case may be, to their respective property, the Premises or its contents that are caused by or result from risks insured against under any insurance policies carried by the parties hereto and in force atthe time of any such damage. The foregoing waivers of subrogation shall be operative only so long as available inthe jurisdiction where the Premises are located and so long as no policy of insurance is invalidated thereby.

     5.4 PAYMENT OF INSURANCE. In the event that Tenant shall fail to obtain the insurance policies required hereunder or to pay the premiums due for the insurance policies required hereby, Landlord shall have the right, but not the obligation, to pay the same in which case Tenant shall repay such amount plus any penalties or additional amounts resulting therefrom to Landlord as Additional Rent within five (5) days after receipt of a bill therefor.

     5.5 INDEMNIFICATION.

     5.5.1 Subject to Subsection 5.5.2 below and without limiting any other agreement of indemnity by Tenant of Landlord set forth in this Lease, Tenant shall indemnify Landlord for, defend Landlord against, and save Landlord harmless from any liability,loss, cost, injury, damage or other expense or risk whatsoever that may occur or be claimed by or with respect to any person(s) or property on or about the Premises and resulting directly or indirectly from:

     (a) the use, occupancy, possession, operation, maintenance or management of the Premises by Tenant or other persons claiming through or under Tenant, or their respective agents, employees, licensees, invitees, guests or other such persons;

     (b) any work or thing done by Tenant, its employees, agents or licensees, in respect of construction of, in or to the Premises or any part of the improvements now or hereafter constructed on the Premises (other than work by Landlord);
01/31/02


     6.2 LANDLORD'S OBLIGATIONS. Excepting Landlord's duties and obligations under Article 15 hereof, Landlord shall have no obligation whatsoever to repair and maintain the Premises or the Building, nor any improvements or equipment thereon, whether interior or exterior, structural or nonstructural, ordinary or extraordinary. Except as otherwise provided in this Lease, Tenant expressly waives the benefit of any statute or law now or hereafter in effect which would otherwise afford Tenant the right to terminate this Lease because of Landlord's failure to keep the Premises or the Building in good order, condition, and repair,or the right to repair and offset the cost related thereto against rent.

     6.2.1. Landlord shall obtain in the name of Tenant and Landlord all warranties specified in the Plans and Specifications (the "Warranties"). Further,in the event Tenant is not deemed a third-party beneficiary or a direct assignee of the contract(s) Landlord enters into with its contractors ("Landlord's Contractor's") in connection with Landlord's Work, Landlord shall take such action as may be reasonably necessary to enable Tenant to make any demand upon or claim upon or bring any action against Landlord's Contractors(i) for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or non-structural, of the Premises or any part thereof or
(ii) to enforce the Warranties.

     6.3 LANDLORD'S RIGHTS. If Tenant refuses or neglects to make repairs or maintain the Premises or the Building, or any part thereof, in a manner reasonably satisfactory to Landlord, without prejudice to any other remedy Landlord may have hereunder, upon giving Tenant ten (10) days prior written notice, Landlord shall have the right to enter the Premises and perform such maintenance or make such repairs on behalf of and for the account of Tenant. In the event Landlord so elects, Tenant shall pay to Landlord as Additional Rent the cost of such repairs, maintenance, or replacements within five (5) days following receipt of a bill therefor. Tenant agrees to permit Landlord or its agent to enter the Premises, upon reasonable notice to Tenant and in the presence of Tenant's store manager during normal business hours,for the purpose of inspecting the Premises.


                                    ARTICLE 7
                                   ALTERATIONS

     7.1 CONSENT TO ALTERATIONS. Tenant may make any interior non-structural alterations, replacements, additions, changes and improvements to the Building that Tenant, in its sole discretion, deems advisable. Subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant may, at its sole cost and expense, make any alterations, replacements, additions, changes, and improvements (collectively referred to in this Article as "ALTERATIONS") to the Building and the Premises, other than interior non-structural Alterations,as it may find necessary or convenient for its purposes, so long as complete copies of all architectural plans and specifications relating to any such Alterations are delivered to Landlord at the time of Tenant's request for Landlord's consent. Landlord shall respond within ten (10) days of Tenant's request for such Alterations and Landlord shall not unreasonably withhold its consent thereto.
 01/31/02


     7.2 REMOVAL OF ALTERATIONS. Except as set forth in Subsection 7.2.1 below, all Alterations made on the Premises shall become the property of Landlord at the expiration or termination of the Lease Term and shall be surrendered with the Premises.

     7.2.1 All signs, furnishings, trade fixtures, inventory, equipment and other property of Tenant which by its nature is readily removable from the Premises, including but not limited to Tenant's Trade Fixtures, as listed on EXHIBIT "F" attached hereto, installed in or on the Premises by Tenant, shall remain the personal property of Tenant, shall not be subject to any Landlord's lien or lien or security interest against the property of Landlord,and shall be removed by Tenant not later than fifteen (15) days after the termination or expiration of this Lease,provided that Tenant shall repair any damage caused by removal of the foregoing. If, however, any such personal property of Tenant is not removed on or before the fifteenth (15th) day following the termination of this Lease,Landlord shall provide written notice to Tenant and if such property is not removed within ten (10) days of receipt of such notice such property shall be deemed abandoned.

     7.3 ALTERATIONS REQUIRED BY LAW. Subsequent to Tenant's acceptance of Landlord's delivery of the Premises, Tenant shall,at its sole cost and expense, make any Alteration, structural or otherwise, to or on the Premises,or any part thereof, which may be necessary or required by reason of any law, rule, regulation, or order promulgated by competent government authority.

     7.4 GENERAL CONDITIONS RELATING TO ALTERATIONS. Any Alteration shall be subject to the following conditions:

     7.4.1 No Alteration shall be undertaken until Tenant shall have procured and paid for all required permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction.

     7.4.2 Any Alteration shall be made promptly and in a good workmanlike manner, by properly qualified and licensed personnel,and in compliance with all applicable permits and authorizations and building and zoning laws andall laws, and in accordance with the orders, rules and regulations of the Board of Fire Insurance Underwriters and anyother body hereafter exercising similar functions having or asserting jurisdiction over the Premises.

     7.4.3 No Alteration shall tie-in or connect the Premises or any improvements thereon with any property outside the Premises without the prior written consent of Landlord.

     7.4.4 No Alteration shall reduce the value of the Premises or impair the structural integrity of any building comprising a part of the Premises.

     7.5 LIENS. In connection with Alterations or otherwise, Tenant shall do all things reasonably necessary to prevent the filing of any liens or encumbrances against the Premises, or any part thereof, or upon any interest of Landlord or any mortgagee or beneficiary under a deed of trust or any ground or underlying lessor in any portion of the Premises, by reason of labor, 01/31/02 services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or any part thereof, through or under Tenant. If any such lien or encumbrance shall at any time be filed against all or any portion of the Premises, Tenant shall either cause same to be discharged of record within thirty (30) days after the date of filing of same or,if Tenant in good faith determines that such lien should be contested, Tenant shall either
(i) bond over such lien in accordance with applicable law, or (ii) furnish such security as Landlord shall determine to be necessary and/or required to prevent any foreclosure proceedings against all or any portion of the Premises during the pendency of such contest. If Tenant shall fail to discharge or bond over such lien or encumbrance or fail to furnish such security within such period, then, in addition to any other right or remedy of Landlord resulting from said default of Tenant, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed tobe due or by procuring the discharge of such lien by giving security or in such other manner as is or may be prescribed by law, and Tenant agrees to reimburse Landlord, as Additional Rent, within five (5) days after demand for all costs, expenses, and other sums of money spent in connection therewith.

     7.6 SIGNS. Tenant shall have the right to install and maintain a sign or signs on all fascia of the Premises. In addition,Tenant shall have the right to install a sign on the rear of the Premises.All such signs shall comply with all requirements of (i) appropriate governmental authorities; and (ii)agreements or restrictions of record (or disclosed to Tenant before its execution of this Lease) running with the Premises. All necessary permits, licenses or approvals shall be obtained by Tenant. Tenant shall maintain its signs in good condition and repair at all times, and shall save the Landlord harmless from injury to person or property arising from the erection and maintenance of said signs.Upon vacating the Premises, Tenant shall remove all signs and repair all damage caused by such removal. Landlord covenants and warrants that it has approved Tenant's signs and the Sign Drawings attached hereto as EXHIBIT "D" prior to or simultaneously with its execution of this Lease,which approval shall not in any way be construed as a waiver of Tenant's obligation to obtain all necessary permits, licenses and approvals required for such signs. Tenant's failure to obtain all necessary permits,licenses and approvals for Tenant's signs shall in no way affect any of Tenant's obligations hereunder nor entitle Tenant to terminate this Lease.


                                    ARTICLE 8
                   DAMAGE, DESTRUCTION, OBLIGATION TO REBUILD

    8.1 OBLIGATION TO REBUILD. In the event of damage to or destruction of the Premises, or any portion thereof, by casualty or any other cause whatsoever, then Tenant, and not Landlord, shall be obligated to complete the restoration and repair thereof in accordance with the terms of this Section 8.1; provided, however,that Tenant shall have the right to use the casualty insurance proceeds for such restoration and repair in accordance with the terms set forth herein and shall be obligated to repair the Premises only to their condition on the Delivery Date pursuant to the Plans and Specifications (subject to alterations thereof required by changes in any governmental codes). Tenant shall have the sole right to negotiate, prosecute and adjust any claim for casualty insurance 01/31/02


proceeds.Any repair or restoration of the Premises shall be commenced by Tenant within sixty (60) days after receipt of casualty insurance proceeds and all necessary approvals for repair and restoration(but in no event greater than two hundred seventy (270) days following the casualty, not including delays in obtaining the necessary approvals for repair and restoration which are beyond Tenant's control) and Tenant shall make diligent efforts to complete the repair and restoration within one hundred eighty (180) days following commencement of the restoration. Within thirty (30) days after an event of damage or destruction, Tenant shall deliver to Landlord notice of the anticipated period of restoration. Unless this Lease is terminated in accordance with Section 8.2 below, all casualty insurance proceeds for the Premises shall be paid into a construction escrow account to ensure that the Premises will be restored as required herein to be held by a title company selected jointly by Landlord, Landlord's lender and Tenant. The construction escrow account shall be released to Tenant to restore or rebuild the Premises pursuant to the terms of an agreement to be agreed to by Landlord, Landlord's lender and Tenant, all acting reasonably, allowing for draws by Tenant on at least a monthly basis as construction proceeds and requiring the customary presentation of architects' certifications, title policy updates and lien waivers or releases for the disbursement of money from such construction escrow account. Upon Tenant's completion of any repair or restoration as required herein and certification by Tenant's architect that such repair and restoration has been completed in accordance with the plans and specifications for such restoration, Tenant's obligation to repair or restore following the casualty shall be satisfied and thereafter Tenant shall have nofurther obligation or liability to Landlord with respect to the condition of the Premises and the Building other than as specifically set forth in this Lease.

     8.2 TERMINATION RIGHTS IN THE EVENT OF CASUALTY. In the event 50% or more of the Premises is destroyed during the last two (2) years of the Lease Term or of any Renewal Term, Tenant shall have the right to terminate this Lease upon thirty (30) days advance written notice to Landlord and, in such event, Fixed Monthly Rent, Additional Rent and any other charges under this Lease shall be abated as of the date of such termination. If this Lease is so terminated, then all insurance proceeds attributable to the casualty to the Building or improvements on the Premises(excluding insurance proceeds, if any, attributable to Tenant's Trade Fixtures, which shall be and remain the property of Tenant) shall be paid to Landlord and/or Landlord's lender.


                                    ARTICLE 9
                                 EMINENT DOMAIN

     9.1 TAKING. If the whole of the Premises or the sole direct access from the Premises to any adjacent street or highway shall be taken by any public or quasi-public authority under the power of eminent domain or condemnation, then this Lease shall terminate onthe date of taking of possession by the condemning authority or the date title vests in the condemning authority.

     In the event that (i) Twenty Five (25%) percent or more of the Building or the parking serving the Building shall be taken or conveyed by the power of eminent domain or





                                       19
 01/31/02

condemnation or (ii) as a result of any taking, regardless of the amount so taken,the remainder of the Premises is rendered unsuitable in Tenant's opinion, reasonably exercised, for the continued operation of Tenant's business, then Tenant shall have the right to terminate this Lease by written notice given to Landlord within thirty (30) days after receipt of written notice from Landlord advising Tenant that a portion of the Premises has been so taken.

     If any part of the Premises is so taken or conveyed, and the Lease is not terminated as set forth above,then: (i) this Lease shall continue in full force and effect, except that the Fixed Monthly Rent shall be reduced in the same proportion that the portion of the Premises so taken or conveyed bears to the area of the Premises leased to Tenant, such reduction commencing as of the date that Tenant is required to surrender possession of the part of the Premises taken or conveyed; and (ii) Landlord shall make all necessary repairs or alterations to restore that portion of the Premises remaining as near to its former condition as the circumstances will permit and to constitute the portion of the Building not taken as a complete architectural unit.

     9.2 RIGHTS ON TERMINATION. Upon any termination of this Lease as a result of eminent domain or condemnation as provided herein,(1) all Fixed Monthly Rent and Additional Rent and charges ofall type shall be adjusted and prorated as of the date of such termination; and (ii) all other rights and obligations of the parties hereunder shall be terminated as of said date except for unsatisfied obligations which accrued prior to the date of termination and the distribution of any award or compensation for such taking and as provided otherwise in this Lease; provided that Tenant shall be allowed a reasonable period of time to remove its property from the Premises.

     9.3 WAIVER OF RIGHT TO COMPENSATION. In the event of a taking under the power of eminent domain of the Premises, whether whole or partial, all compensation awarded for such taking of the fee and leasehold estate, or consideration paid for a conveyance in lieu of condemnation, as damages or otherwise, shall belong to and be the property of Landlord, except that Tenant shall be entitled to recover from the condemning authority, such amounts as may be separately awarded to Tenant for the value of Tenant's Trade Fixtures, removal expenses, business dislocation damages and search and relocation expenses ("Tenant's Costs"). In the event no such separate award is made for Tenant's Costs, Tenant shall be entitled to receive from Landlord that portion of Landlord's award specifically made for Tenant's Costs so long as the same does not diminish the award to which Landlord is otherwise entitled to receive.


                                   ARTICLE 10
                            ASSIGNMENT AND SUBLETTING

     10.1RIGHT OF ASSIGNMENT AND SUBLETTING.

     10.1.1 Tenant shall have the free right to assign this Lease or sublet the entire Premises provided that in any such case Tenant shall remain liable under this Lease and further provided that the proposed assignee's or sublessee's intended use does not violate any protected,exclusive or restricted uses then in effect with respect to the Premises or otherwise violate any other term, covenant or condition contained in this Lease.
01/31/02



     10.1.2 Any permitted assignee, subtenant, transferee, licensee, concessioner, or mortgagee shall be bound by, and shall assume and perform all of the terms, covenants,and conditions of this Lease from and after the date of any such transfer.

     10.2NO RELEASE OF TENANT.

     10.2.1 No assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed tobe a waiver by Landlord of any provision hereof. In the event of default by any assignee of Tenant,or any successor Tenant, in the performance of any of the terms hereof, Landlord may, subject to Landlord's duty to mitigate by using commercially reasonable efforts to relet the Premises, proceed directly against Tenant without the necessity of exhausting remedies against such assignee.

                                   ARTICLE 11
                                DEFAULT; REMEDIES

     11.1DEFAULT. The occurrence of any one or more of the following events shall constitute a default by Tenant under this Lease:

     11.1.1 The failure by Tenant to make any payment of Fixed Monthly Rent, Additional Rent or any other payment required to be made by Tenant hereunder, where after written notice thereof from Landlord to Tenant, such failure shall continue for a period often (10) days.

     11.1.2 Except as otherwise provided in this Lease, the failure by Tenant to observe or perform any of the non-monetary covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30)day period and thereafter diligently prosecutes such cure to completion.

     11.1.3 Institution by or against Tenant of any bankruptcy, insolvency, reorganization,receivership or other similar proceeding involving the creditors of Tenant,which is not dismissed within ninety (90) days after the commencement thereof.

     11.1.4 The issuance or filing of any judgment, attachment, levy, garnishment orthe commencement of any related proceeding or the commencement of any other judicial process upon or with respect to all or substantially all of the assets of Tenant, or the Premises.

     11.1.5 Dissolution, termination of existence, or assignment for the benefit of creditors of or by Tenant.
01/31/02

     11.2REMDEDIES. Upon the occurrence of a default by Tenant pursuant to the foregoing Subsection or otherwise under this Lease, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

     11.2.1 Terminate Tenant's right to possession of the Premises and re-enter the Premises by any lawful means, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages permitted by applicable law including those damages set forth in Subsection 11.2.2. Landlord shall use reasonable efforts to mitigate its damages by making commercially reasonable efforts to relet the Premises upon commercially reasonable terms.

     11.2.2 If Tenant defaults under this Lease and Landlord elects to terminate Tenant's right to possession as provided in Subsection 11.2.1, Tenant shall be liable toand shall continue to pay Landlord Fixed Monthly Rent and all Additional Rent as it becomes due until such time as Landlord relets the Premises, so long as Landlord makes commercially reasonable efforts to mitigate its damage and relet the Premises as provided in Subsection 11.2.1. Further, on the date Landlord relets the Premises, Tenant shall, at Landlord's option, either (a) pay Landlord, as it becomes due until the expiration of the Term or the then running Renewal Term, the difference between the rental amount and the amounts to be paid for taxes, insurance premiums and other costs and expenses obtained by Landlord upon such reletting of the Premises (which rental amount shall be upon commercially reasonable terms) and the Fixed Monthly Rent and Additional Rent due from Tenant, with the excess amount, if any, being applied to any future amounts owed by Tenant; or (b) pay Landlord the present value, if any, of the difference between the rental amount and the amounts to be paid for taxes,insurance premiums and other costs and expenses obtained by Landlord upon such reletting of the Premises (which rental amount shall be upon commercially reasonable terms) and the Fixed Monthly Rent and Additional Rent due from Tenant, in which event Tenant shall have no further liability under the Lease. Present value shall be calculated based on a five percent (5%) discount per annum.

     11.2.4 Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the jurisdiction where the Premises are located.

     11.2.5. Recover from Tenant, as an element of its damages, the cost of reletting the Premises, including, but not limited to, reasonable brokerage fees, attorneys' fees, retrofit costs and other expenses of reletting.

     11.3CUMULATIVE REMEDIES. Except as specifically provided herein to the contrary, no remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies provided in this Article or otherwise available at law or in equity.
 01/31/02

                                   ARTICLE 12

                   REPRESENTATIONS AND WARRANTIES OF LANDLORD

     Landlord represents, warrants and covenants as follows:

               (1) As of the Commencement Date, Landlord will be the fee owner of the Premises and has the legal right and power to lease the Premises to
     Tenant for Tenant's operation of the Premises for the Proposed Use or such other uses consistent with C-1 Zoning District in Ross Township, Pennsylvania; and

               (ii)As of the date of execution of this Lease, Landlord hereby acknowledges receipt of the Plans and Specifications, approves of the Plans and Specifications, and agrees to construct the Building and improvements for the Premises in accordance with the final plans and specifications which are based on the Plans and Specifications and which are agreed to by Landlord and Tenant; and

               (iii) As of the date of execution of this Lease, the Premises is zoned to permit the use of the Premises for those principal uses which are permitted in the C-i Zoning District in Ross Township, Pennsylvania including, without limitation, the Proposed Use, and there are no restrictions applicable to, upon or within the Premises which would limit or prevent Tenant's use of the Premises for the Proposed Use; and

               (iv) There shall be no change to the Site Plan; provided, however, that Landlord may make minor, site-specific modifications, which are necessary for the development of the Premises and which do not in any way affect the construction of the Building in accordance with the terms of this Lease, upon obtaining the prior written consent of Tenant which consent shall not be unreasonably withheld; and

               (v) There shall be no change to the Plans and Specifications without the prior written consent of Tenant which may be withheld in Tenant's sole discretion.

The foregoing representations, warranties and agreements are material considerations and inducements to Tenant in executing this Lease, the breach of which will cause irreparable and severe harm to Tenant. Without limiting any other right or remedy of Tenant under this Lease or available to Tenant at law or equity by reason ofthe breach of the representations, warranties, guaranties and agreements herein set forth, Tenant shall have the right to terminate this Lease at any time during the period of such breach by providing written notice to Landlord. If Landlord fails to cure such breach within thirty (30)days after receipt of such written notice from Tenant, this Lease shall automatically terminate. Notwithstanding the foregoing, once the conditions set forth in
Section 15.5 are complete such that Landlord has no further construction obligations under the Lease, Tenant shall have no right to terminate this Lease in connection with Subsection (iv) and (v) of this Article 12.
 01/31/02



                                   ARTICLE 13
                              CONDITIONS PRECEDENT

     13.1PERMITS. Tenant has entered into this Lease subject to Landlord obtaining the necessary governmental or quasi-governmental permits, variances, licenses, permissions or other authorizations (collectively "Permits") from the applicable Public Authorities necessary for the construction and operation of the Premises and the Building, excluding Tenant's signs and all improvements thereto, built in accordance with the Plans and Specifications. In the event Landlord is unable to obtain the Permits required to construct and operate the Premises,the Building and all improvements thereto by the end of the Permitting Period, Tenant shall have the right to terminate this Lease upon thirty (30) days prior written notice to Landlord (which termination shall be nullified if Landlord obtains any outstanding Permits within such thirty (30)day period) and declare it null and void and of no further force and effect, in which event Landlord and Tenant shall have no further liability hereunder.

     13.2DUE DILIGENCE MATERIALS. Landlord has provided Tenant with copies of the following tests, surveys and reports applicable to the Premises which Landlord has obtained: (a) the most recent title commitment for the Premises dated October 3, 2001 with copies of the exception documents; (b) the ALTA Survey Map for the Premises dated October 24, 2001; (c) Phase I Environmental Report; and (d) Geotechnical Report (the "Due Diligence Materials"). As of the date of this Lease, Tenant has reviewed the Due Diligence Materials, has approved of the Due Diligence Materials and shall have no right to terminate this Lease in connection with anything contained therein. Notwithstanding the foregoing,Landlord represents and warrants that prior to obtaining title to the Premises, it shall cause to be removed of record the current mortgage held by WAK Business Trust dated October 29, 1996 recorded in Mortgage Book Volume 16155,page 1 and the Memorandum of Lease and Option Agreement dated October 29, 1996 recorded in Deed Book Volume 9814, page 403.

     13.3ENVIRONMENTAL COMPLIANCE. The Lease is also contingent upon Landlord delivering the Premises to Tenant on the Delivery Date free of all Hazardous Materials (as previously defined) and in compliance with all Environmental Laws (as previously defined).

     13.4NON-DISTURBANCE AND ATTORNMENT AGREEMENT. This Lease is further contingent upon Landlord obtaining a non-disturbance and attornment agreementin favor of Tenant, in a form reasonably acceptable to Tenant, in accordance with
Section 16.3. In the event Landlord is unable to obtain such an agreement in favor of Tenant within thirty (30) days after the Delivery Date, Tenant shall have the right to terminate the Lease and declare it null and void and of no further force and effect, in which event Landlord and Tenant shall have no further liability hereunder.

     13.5LANDLORD OBTAINING FEE TITLE TO THE PREMISES. This Lease is also contingent upon Landlord obtaining fee title to the Premises pursuant to the Option to Purchase Agreement. In the event Landlord fails to close on the acquisition of the Premises by way of the Option to Purchase Agreement and obtain title to the Premises by June 4, 2002, Tenant shall have the right to terminate the Lease upon thirty (30) days prior written notice to Landlord(which termination shall be nullified if Landlord obtains fee title to the Premises within such thirty (30) day period) and declare it null and void and of no further force and effect.

     13.6CROSS-ACCESS AND PARKING AGREEMENT. This Lease is contingent upon Landlord obtaining and filing of record a cross-access and parking agreement with either the owner of the shopping plaza located adjacent to and to the west of the Premises or the owner of the Denny's parcel located adjacent to and to the south of the Premises (the "Neighboring Owner"), in a form reasonably acceptable to Tenant, whereby Tenant, together with its agents, employees, customers, and invitees, has (a) the right to vehicular and pedestrian access over and across the parking, drive aisles and other paved areas of the Neighboring Owner's parcel for ingress to and egress from the Premises and all public streets and highways; and (b) the right to park in all parking spaces located on the Neighboring Owner's parcel (specifically excluding any right for Tenant's employees to so park) (the "Easement Agreement"). The Easement Agreement shall provide reciprocal rights to the Neighboring Owner, together with its agents, employees, customers and invitees,for vehicular and pedestrian access over the parking, drive aisles and other paved areas of the Premises together with rights to park on the parking spaces located on the Premises (specifically excluding any right of employees to so park). Landlord further agrees to obtain an appropriate endorsement or other affirmative insurance in the title policy for the Premises insuring the rights under the Easement Agreement. Inthe event Landlord fails to obtain and file of record the Easement Agreement, and obtain the necessary title endorsement or other affirmative insurance set forth herein, prior to June 4, 2002, Tenant shall have the right to terminate the Lease upon thirty (30) days prior written notice to Landlord (which termination shall be nullified if Landlord files the Easement Agreement of record or obtains the appropriate title endorsement or other affirmative insurance within such thirty (30) day period) and declare it null and void and of no further force and effect,in which event Landlord and Tenant shall have no further liability hereunder. Any amounts required to be paid under the Easement Agreement shall be paid by Landlord at its sole cost and expense (the "Easement Costs"). Tenant's share of the Easement Costs shall be fifty percent (50%) of the Easement Costs up to, but not to exceed, Thirty Thousand and no/l00 Dollars ($30,000.00), which amount shall be added to the Premises Cost and paid by Tenant through Fixed Monthly Rent throughout the Term of the Lease.Landlord and Tenant acknowledge that the Premises Cost attached hereto as Exhibit E includes the $30,000.00 maximum amount of Tenant's share of the Easement Costs. Landlord agrees to provide Tenant with copies of all notices received from the Neighboring Owner in connection with the Easement Agreement, including but not limited to any notices relating to the failure of Landlord to pay the Easement Costs. In the event Landlord fails to pay the Easement Costs in accordance with the terms of the Easement Agreement, Tenant shall have the right, but not the obligation, to pay the Easement Costs for and on behalf of Landlord. In the event Tenant pays any Easement Costs for and on behalf of Landlord,Tenant shall have the right, at Tenant's option, to recover such costs from Landlord by either (a) requesting reimbursement of such costs directly from Landlord;or (b) setting-off and deducting such costs from Fixed Monthly Rent until Tenant is reimbursed in full.

    13.7TENANT REIMBURSEMENT. If Tenant terminates the Lease due to Landlord's failure
 01/31/02


to comply with Sections 13.5 and 13.6 of this Lease, Landlord shall be required to reimburse Tenant within thirty (30) days after Tenant's termination of the Lease for all of the actual costs and expenses paid by Tenant for architectural drawings.

                                   ARTICLE 14
                             [Intentionally Omitted]

                                   ARTICLE 15
                                  CONSTRUCTION

     15.1PERMITS. Landlord shall use its diligent efforts to obtain the Permits (as previously defined)on or before the expiration of the Permitting Period. In the event Landlord fails to obtain the Permits by the end of the Permitting Period, Tenant shall have the right to terminate this Lease and declare it null and void and of no further force and effect as provided in Section 13.1. Once Landlord has secured all necessary Permits, Landlord shall provide Tenant with written notice (the "Permit Approval Notice").

     15.2LANDLORD'S WORK. Landlord shall demolish the existing structures on the Premises and construct the Building and related improvements onthe Premises at no cost to Tenant (except for change orders which are initiated, requested and approved by Tenant which shall be at Tenant's cost), in a good and workmanlike manner, in accordance with the Plans and Specifications (a list of which is attached hereto as EXHIBIT "C"), and in accordance with the environmental, health and safety codes of the governmental units in which the Premises are situated ("Landlord's Work"). Landlord's Work shall be completed, excepting Punchlist Items, and possession of the completed Premises shall be delivered to Tenant for the commencement of Tenant's Work within the Construction Period, subject to Force Majeure. Landlord and Tenant hereby agree that the Construction Period is based on Tenant's delivery of the final Plans and Specifications to Landlord by April 1, 2002. In the event Tenant fails to deliver the final Plans and Specifications by April 1, 2002, the Construction Period and the November 7, 2002 date set forth in Section 15.6 shall each be extended one day for each day after April 1, 2002 until Tenant delivers the final Plans and Specifications to Landlord; provided, however,that such failure to deliver the final Plans and Specifications shall in no way be deemed to be a default by Tenant under this Lease. Tenant shall have the right to install on the roof ofthe Premises a satellite dish in accordance with all applicable laws and provided such satellite dish is properly screened.

     15.3DELIVERY DATE NOTICE. Landlord shall give Tenant written notice of the Delivery Date not less than ten (10) days before the Delivery Date (the "Delivery Date Notice"). Upon receipt of Landlord's Delivery Date Notice,Tenant shall have access to the Premises for inspection. In the event Landlord and Tenant are simultaneously performing work on the Premises, Landlord and Tenant hereby agree to cooperate with one another and work in good faith to complete such work without unreasonably interfering with one another inthe completion of such work.

     15.4INSPECTION  AND  PUNCHLIST  WORK.  Notwithstanding  anything  to   the
contrary in this Lease, within five (5) days after Landlord has provided Tenant with the Delivery Date Notice,
01/31/02

Tenant and a representative of Landlord, at a mutually agreeable time, shall inspect the Premises (the "Inspection") and shall compile a list of items which have not been completed as required in the Plans and Specifications. If after the Inspection, there are any items other than Punchlist Items which Landlord has failed to complete or not properly completed in accordance with the Plans and Specifications, Landlord's Work shall not be deemed to be completed and Landlord shall promptly complete such items within the Construction Period. If after the Inspection, there are only Punchlist Items remaining, Landlord's Work shall be deemed completed provided Landlord completes such Punchlist Items within twenty-one (21)days after the Delivery Date. Tenant shall have the right to supplement the list of Punchlist Items during the first twenty-one (21)days following the Delivery Date and Landlord shall use reasonable efforts to complete such supplemental Punchlist Items within twenty-one (21) days after Landlord's receipt of a supplemental list of Punchlist Items. If Landlord fails to complete the Punchuist Items or the supplemental Punchlist Items within the time periods set forth above, Tenant may elect to complete such Punchlist Items for and on behalf of Landlord and at Landlord's cost and expense by providing prior written notice to Landlord. If Landlord fails to complete the Punchlist Items within five (5) days after the receipt of such notice, Tenant shall have the right to complete the Punchlist Items and, at Tenant's option, (a) recover the cost of completing such Punchlist Items, including interest at the rate of twelve percent (12%) per annum from the date of the advance of such costs until the date of repayment; or (b) set-off and deduct the cost of completing the Punchlist Items, together with interest as aforesaid, from Fixed Monthly Rent and Additional Rent. In no event shall Tenant be required to accept delivery of the Premises unless and until Landlord has fully completed Landlord's Work (excepting Punchlist Items)and all conditions to the occurrence of the Delivery Date have been satisfied.

     15.5PRE-COMPLETION ACCEPTANCE. If the Delivery Date has not occurred within the Construction Period, Tenant shall have the right, but shall not be obligated, to accept delivery of the Premises prior to Landlord's completion of Landlord's Work ("Pre-Completion Acceptance"),without relieving Landlord of any obligation to fully complete Landlord's Work. If Tenant accepts delivery of the Premises prior to the completion of Landlord's Work, Landlord shall complete Landlord's Work,including completing any Punchlist Items as provided in Section 15.4, as soon as possible, and in so doing shall not interfere, and shall cause its contractors not to interfere, with the fixturing, furnishing, equipping and stocking of the Premises by Tenant and its contractors. In the event Tenant has opened for business in the Premises and Landlord still has not fully completed Landlord's Work (excepting the Punchlist Items), Landlord shall still be obligated to complete Landlord's Work and the Punchlist Items, and Tenant shall have the right to offset or withhold Rent until such time as Landlord has fully completed the same. Notwithstanding the foregoing, once (i) Tenant has taken possession of the Premises; and (ii) Landlord has fully completed Landlord's Work; and (iii) all Punchlist Items have been completed, and (iv)the Warranties (as previously defined) have been assigned to Tenant, Landlord shall have no further construction obligations hereunder.

     15.6FAILURE TO DELIVER. Notwithstanding any provision of this Lease to the contrary, if Landlord has not completed Landlord's Work and the Delivery Date has not occurred by November 7, 2002 (subject to Force Majeure), Tenant shall have the right, in addition to and not in lieu of any and all other rights and remedies available at law or equity, to cancel this Lease by
 01/31/02

giving written notice to Landlord atany time thereafter but before the Delivery Date (the "Notice of Cancellation"). If Tenant provides timely Notice of Cancellation and Landlord does not deliver the Premises to Tenant with Landlord's Work complete within fifteen (15)days after receipt of the Notice of Cancellation, this Lease shall terminate and be null and void and of no further force and effect, Tenant shall be relieved of all obligations hereunder and Tenant shall not be liable to Landlord in damages or otherwise.

     15.7LIQUIDATED DAMAGES. In the event Landlord does not deliver the Premises to Tenant in the condition as herein required within the Construction Period, Landlord shall pay to Tenant the sum of Two Hundred Dollars ($200.00), for each day between the last day of the Construction Period and the Delivery Date, or, if Tenant exercises its right to cancel for Landlord's failure to deliver, for each day between the last day of the Construction Period and the effective date of Tenant's Notice of Cancellation(subject to Force Majeure). If Landlord fails to pay Tenant as aforesaid, then Tenant shall have the right (without limiting any other right or remedy of Tenant) to deduct such amount from Rent and other payments due Landlord. The liability of Landlord under this paragraph shall bein addition to all other claims which Tenant may have against Landlord. Landlord agrees that the amount provided for in this Section constitutes a reasonable estimate of the damages that Tenant is likely to incur in the event of a breach by Landlord as herein provided, and shall not constitute a penalty.


                                   ARTICLE 16
                               GENERAL PROVISIONS

     16.1QUIET ENJOYMENT. Subject to the terms and conditions of this Lease, Tenant shall have the quiet and peaceful possession of the Premises.

     16.2DEFINITION OF RENT. All monetary obligations of Tenant to Landlord under the terms of this Lease, including, without limitation, Fixed Monthly Rent,the Taxes, insurance premiums and other Additional Rent payable hereunder, shall be deemed to be "Rent".

     16.3SUBORDINATION. This Lease shall be subject and subordinate to the lien of any superior lease, mortgage, deed of trust, or any other hypothecation or security now existing or hereafter placed upon the Premises, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof, and Tenant hereby agrees, within thirty (30) days of written request by Landlord, to execute and deliver to Landlord and its lender(s) a subordination, non-disturbance and attornment agreement in a form reasonably acceptable to Tenant prescribed bysuch lender(s) with respect to anysuch superior lease, mortgage, deed of trust, hypothecation, or security; provided, however, that no such instrument shall limit Tenant's rights or expand Tenant's obligations under this Lease. Landlord agrees to obtain a non-disturbance and attornment agreement from the holder of any mortgage given with respect to the Premises existing immediately following Landlord's acquisition of the Premises or at such other times thereafter as may be reasonably requested by Tenant.
 01/31/02


     16.3.1    It  is  a condition, however, of the subordination provisions of
Section 16.3 above that Landlord shall procure from any such mortgagee an agreement in writing,which shall be delivered to Tenant, providing in substance that (i) so long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, Tenant's tenancy will not be disturbed nor this Lease affected by any default or foreclosure under such mortgage, and that the mortgagee agrees that this Lease shall remain in full force and effect even though default in and foreclosure under the mortgage may occur; and (ii) such mortgagee shall permit insurance proceeds or condemnation awards, as the case may be, to be used for any restoration and repaid as required by the provisions of this Lease as set forth in Sections 8 and 9. The word "mortgage" as used herein means (i)any lease of land only or of land and buildings ina sale-lease-back transaction involving all or any part of the Premises, or (ii) any mortgage, deed of trust or other similar security instruments constituting a lien upon all or any part of the Premises, whether the same shall be in existence as of the date hereof or created hereafter, and any modifications,extensions, renewals and replacements thereof. "Mortgagee" as used herein means a party having the benefit of a Mortgage, whether as lessor, mortgagee, trustee or note-holder.

     16.3.2 No change in ownership of all or any portion of the Premises, or assignment of this Lease, or the rentals provided for herein, shall be binding upon Tenant forany purpose until after Tenant has been furnished with evidence, including photostat or certified copy of deed or assignment, showing change in ownership or assignment.

     16.3.3 In the event Tenant receives a written notice from any party claiming a collateral interest in this Lease or in the rentals hereunder and,by reason thereof, a present entitlement to collect the rentals under this Lease, Tenant shall pay such rentals to such party which payment shall satisfy'any and all liabilities of Tenant to Landlord with respect to such payment without obligation on the part of Tenant to make further inquiry but subject to such party's providing to Tenant a copy of the instrument pursuant to which such party claims such entitlement and to such claim being plausible on the face of such instrument.

     16.4SURRENDER OF PREMISES. Except for changes resulting from eminent domain proceedings, at the expiration or sooner termination of the Lease Term, Tenant shall surrender the Premises in the same condition as the Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear and damage due to casualty excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall at such time remove all of Tenant's Trade Fixtures including, but not limited to, equipment, signs, furnishings, inventory, machinery, and other personal property, and shall repair any damage to the Premises caused thereby. Any or all of such property not so removed shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's sole cost and expense, if not removed by Tenant after receipt of written notice from Landlord pursuant to Section 7.2.1. In the event Tenant shall fail to pay the cost of any such repair, Landlord may do so and Tenant shall reimburse Landlord for the amount thereof within five (5) days after receipt of a bill therefore. If Tenant shall not so surrender the Premises, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so
01/31/02

surrendering the Premises including, without limitation, any claims made by any succeeding occupant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

     16.4.1 Tenant shall have the right, no earlier than thirty (30) days before the date Tenant vacates the Premises,to place a sign at the front of the Premises,in a place visible to Tenant's customers, directing Tenant's customers to another of Tenant's stores and/or providing Tenant's customers with a telephone number as long as such signage does not violate (i) applicable laws, ordinances, orders, rules or regulations of any governmental authority; or (ii) covenants running with the Premises. Tenant shallbe entitled to leave said sign at the front of the Premises until the earlier to occur of (i) three months after Tenant vacates the Premises, or (ii) the date a new tenant takes possession of the Premises.

     16.5ESTOPPEL CERTIFICATES. Each party (each a "RESPONDING PARTY") shall at any time upon not less than thirty (30)days prior written notice from the other party (each a "REQUESTING PARTY") execute, acknowledge, and deliver to the Requesting Party a statement in a form prescribed by the Requesting Party and reasonably acceptable to the Responding Party certifying and acknowledging the following: (i) that this Lease represents the entire agreement between Landlord and Tenant, and is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Fixed Monthly Rent and other charges are paid in advance, if any; and (ii)that there are not, to the Responding Party's knowledge, any uncured defaults on the part of the Requesting Party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the Requesting Party.

     16.6SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     16.7ENTIRE AGREEMENT. This Lease constitutes the entire agreement between Landlord and Tenant and supersedes all prior agreements between them with respect to the Premises, whether written or oral.

     16.8NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by facsimile, personal delivery, certified mail, return receipt requested, or by nationally recognized overnight courier service delivered to Tenant or to Landlord, as the case may be, at the FAX numbers or addresses for each set forth in the Fundamental Lease Provisions. Either party may by notice to the other specify a different FAX number or address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

     16.9WAIVERS. No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of anyother provision hereof or of any subsequent default by Landlord or Tenant of the same of any other provision. Landlord's consent to,or approval of, any act shall
 01/31/02

not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding default by Tenant hereunder, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such Rent.

     16.10 RECORDING. Either Landlord or Tenant shall, upon request of the other, execute, acknowledge, and deliver to the other a "short form" memorandum of this Lease for recording purposes. Such memorandum shall be in the form reasonably prescribed by Landlord, and the party requesting same shall be responsible for all costs, fees and taxes incident to recording same. In addition,any termination agreement shall be similarly recorded, which agreement shall survive the termination of this Lease. In no event shall any such memorandum be recorded prior to Landlord's acquisition of the Premises.

     16.10.1 At the time that the Commencement Date of the term of this Lease is firmly established, the parties shall promptly enter into a Supplemental Lease Agreement, setting forth the actual commencement and expiration of the Initial Term and any extensions thereof, describing the Premises and setting forth the Fixed Monthly Rent and annual Rent to be paid by Tenant hereunder,but containing no further provisions of this Lease, which Supplemental Lease Agreement shall be prepared by Tenant and which may be recorded by either party with the party recording same to be responsible for all costs, fees and taxes incident to recording same. If the Commencement Date is firmly established before a short form lease or memorandum of lease has been executed by the parties, the short form lease or memorandum of lease and the Supplemental Lease Agreement may be consolidated into a single recordable document.

     16.11 HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration or termination of the Lease Term, such occupancy shallbe a tenancy from month-to-month upon all the provisions of this Lease pertaining tothe obligations of Tenant and Tenant shall thereby waive its rights of notice to quit, but Tenant's right as to any Renewal Term shall terminate.The monthly rent due during such hold-over period shall be equal to 125% of the Fixed Monthly Rent then in effect, and Tenant shall continue to be obligated to pay all Additional Rent and other amounts required to be paid by the terms of this Lease. Notwithstanding the foregoing, in the event that Landlord and Tenant are engaged in active and good faith negotiations for a new lease atthe expiration or termination of the Lease Term, then the Fixed Monthly Rent payable by Tenant during Tenant's continuing possession shall be at the rate last paid by Tenant hereunder, but only for so long as such negotiations continue. However, Landlord shall in its sole discretion have the right to notify Tenant in writing, that Landlord elects to terminate such negotiations whereupon thirty (30) days after Tenant's receipt of such notice the monthly rent due thereafter shall be equal to 125% of the Fixed Monthly Rent then in effect.

     16.12 CHOICE OF LAW. The laws of the jurisdiction in which the Premises are located shall govern the validity, performance, and enforcement of this Lease.

 01/21/02

     16.13 ATTORNEYS' FEES. Should either party institute any action or proceedingto enforce any provision hereof or for a declaration of such party's rights or obligations hereunder, the prevailing party shall be entitled to receive from the losing party such amounts as the court may adjudge to be reasonable attorneys' fees and expenses for services rendered to the party prevailing in any such action or proceeding, and such fees shall be deemed to have accrued upon the announcement of such action or proceeding and shall be enforceable whether or not such action or proceeding is prosecuted to judgment.

     16.14 WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH HEREBY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM BY EITHER LANDLORD OR TENANT AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND/OR TENANT'S USE OR OCCUPANCY OF THE PREMISES.

     16.15 LIABILITY OF LANDLORD. In the event of any sale or other transfer of Landlord's interestin the Premises, Landlord shall automatically be relieved of all liabilities and obligations of Landlord hereunder arising after the date of such transfer. Notwithstanding anything contained herein to the contrary, neither Landlord nor its partners, members, officers, shareholders, principals or employees shall have any personal liability in respect of any of the terms, covenants, conditions or provisions of this Lease. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant, and any persons claiming by, through or under Tenant, shall look solely tothe equity of the Landlord in the Premises for the satisfaction of Tenant's and/or such persons' remedies and claims for damages, and no other property or assets of Landlord, or of its partners, members, officers, shareholders, principals or employees shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's and/or such person's remedies and claims for damages.

     16.16 NO MERGER. There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest inthe Premises, or any part thereof, by reason of the fact that the same person,firm, corporation or other entity may acquire or own or hold, directly or indirectly,
(i) this lease or the leasehold estate created by this Lease or any interest in this Lease or in any such leasehold estate; and (ii) any such other estate or interest in the Premises or any part thereof. No such merger shall occur unless and until all persons, corporations,firms and other entities having an interest (including a security interest) in (1) this Lease or the leasehold estate created by this Lease; and (2) any such other estate or interest in the Premises,or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same.

     16.17 INTERPRETATION. The captions by which the Articles and Sections of this Lease are identified are for convenience only and shall have no effect upon the interpretation of this Lease. Whenever the context so requires, singular numbers shall include the plural, the plural shall refer to the singular, the neuter gender shall include the masculine and feminine genders, and the terms "Landlord" and "Tenant" and "person" shall include corporations, limited liability companies, partnerships, associations, other legal entities, and individuals.
 01/21/02


     16.18 RELATIONSHIP OF THE PARTIES. Nothing in this Lease shall create a partnership, joint venture, employment relationship, borrower and lender relationship, or any other relationship between Landlord and Tenant, other than the relationship of landlord and tenant.

     16.19 SUCCESSORS. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective personal and legal representatives, heirs, successors, and assigns.

     16.20 MODIFICATIONS. This Lease may not be altered, amended, changed, waived, terminated, or modified in any manner except by a written instrument executed by Landlord and Tenant.

     16.21 BROKERAGE FEES. Landlord and Tenant each represent and warrant that they have not employed a broker in connection with the execution of this Lease. Landlord and Tenant shall each indemnify and holdthe other harmless from and against any claim or claims for brokerage or other commissions arising from such party having employed a broker contrary to its representation in this Section.

     16.22 WAIVER OF REDEMPTION. To the extent permitted by law, Tenant hereby waives any and all rights of redemption with respect to this Lease. Tenant hereby waives any rights it may have to any notice to cure or vacate or to quit provided byany current or future law; provided that the foregoing shall not be deemed to waive any notice expressly provided in this Lease.

     16.23 NOT BINDING UNTIL EXECUTED. This Lease does not constitute an "offer" and is not binding until fully executed and delivered by Landlord.

     16.24. REASONABLE CONSENT. Unless specifically and expressly stated to the contrary, wherever Landlord's consent or approval shall be required herein, such consent or approval shall not be unreasonably or arbitrarily withheld or delayed.

     16.25 NO CONTINUOUS OPERATION/LANDLORD'S RIGHT OF RECAPTURE. (a) Notwithstanding anything contained in this Lease, expressly or impliedly,to the contrary, and notwithstanding the agreement herein contained for the payment by Tenant of rent, it is specifically and expressly understood and agreed that Tenant shall be under no duty or obligation, either express or implied,to open, or thereafter to continuously conduct, its business in the Premises at any time during the Term. Further, Tenant's failure to open for business in the Premises shall not otherwise entitle Landlord to commence or to maintain any action, suit, or proceeding, whether in law or in equity, relating in any way to Tenant's failure to open or thereafter to continuously conduct its business in the Premises. Without limiting the generality of the foregoing, Tenant shall have the right to close two partial days per year to take inventory and shall, at Tenant's option, be closed Thanksgiving Day, Christmas Day, New Years Day, and Easter; (b) If at any time during the Lease Term Tenant, or its assignee or sublessee,if any, shall discontinue its operations at the Premises for a period of greater than one hundred eighty (180) consecutive days
01/31/02

(except as may result from fire or other casualty, a taking under the power of eminent domain or condemnation, or periods of remodeling), Landlord may, at any time following such one hundred eighty day (180) period, and prior to any recommencement of operations, terminate this Lease upon sixty (60) days' prior written notice to Tenant. If Tenant, or its assignee or sublessee, if any, reopens for business or recommences its operations within such sixty (60) day period, Landlord's right to terminate the Lease shall be nullified and of no further force and effect. If Landlord elects to terminate the Lease as provided herein, the Lease shall be null and void and of no further force and effect,and the parties hereto shall be released from any and all further unaccrued liability with respect to this Lease from and after the effective date of such termination.

     16.26 FINANCIAL STATEMENTS. Upon written request from Landlord, Tenant shall cause Sterling Jewelers Inc. to provide a copy of its latest financial statements for its last fiscal year.

     16.27 GUARANTY OF LEASE. This Lease is conditioned on Tenant delivering to Landlord, simultaneously with the execution copies of this Lease, four (4) copies ofa Guaranty of Lease executed by Sterling Jewelers Inc. in the form set forth on attached Exhibit "H".


                      [SIGNATURES CONTINUED ON NEXT PAGE]
01/31/02




      IN WITNESS WHEREOF, the parties have executed this Lease as of the 4th day of 2002.
WITNESSES                     LANDLORD:


                              MCKNIGHT ROAD DEVELOPMENT, LLC,
                              a New York limited liability company


                              By:  Westlake Holding, Inc.
/s/ Christian J Daraher
      Print Name:

/s/ Nancy J Parks             Its: Sole Member
Print Name Nancy J Parks           By:/s/ Joseph P Kane
                                          Joseph P. Kane

                                   Its: President


                                     TENANT:
                                  STERLING INC.


                                  By:/s/ Richard W Miller
/s/ George S Frankovich
Print Name: George S Frankovich          RICHARD W MILLER
                                  Its: EXECUTIVE VICE PRESIDENT
/s/ Vincent Marcheut
Print Name: Vincent Marcheut

 STATE OF NEW YORK        )
                          )SS:
 COUNTY OF ONONDAGA       )


     BEFORE ME, a Notary Public, in and for said County and State, personally appeared Joseph P. Kane, the President of Westlake Holding, Inc., the Sole Member of McKnight Road Development, LLC,who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed, and the free act and deed of said limited liability company.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 4th day of February, 2002.


                                       /s/ Stephen G Etoll
                                        Notary Public
STATE OF OHIO            )
                         ) SS:                         [notary seal]
COUNTY OF SUMMIT         )




     BEFORE ME, a Notary Public, in and for said County and State, personally appeared Richard W Miller, the Exec V.P. of Sterling Inc., who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed, and the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 4th day of February, 2002.


                                   /s/ Debbie L House
                                        Notary Public

                                                  [notary seal]






All that certain parcel of land situate in the Township of Ross, County of Allegheny and Commonwealth of Pennsylvania, being all of Lot No. I in Theresa Donnermeyer Plan of record in the Recorder's Office of Allegheny County in Plan Book Volume 200, pages 104 and 105.

Being designated as Block 431-B,Lot 17 in the Deed Registry Office of Allegheny County, Pennsylvania.

Being part of the property awarded to PNC Bank and John Herrick, Trustees under the Will of Theresa M. Donnermeyer, by decree dated September 3,1997 at Proceedings No. 5021 of 1996,a certified copy of which is recorded in Deed Book Volume 10052, page 322; as amended and corrected by decree dated January 13, 1998, a certified copy of which is recorded in Deed Book Volume 10129, page574.